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                                                                     EXHIBIT 10d


          FIRST AMENDMENT TO MURRAY INCOME PROPERTY LP SERVICES, INC./
                        MAVRICC MANAGEMENT SYSTEMS, INC.
                      DATA PROCESSING SYSTEM USE AGREEMENT

This First Amendment is made and entered into this 1st day of September, 1996, by MURRAY INCOME PROPERTIES I, LTD. AND MURRAY INCOME PROPERTIES II, LTD. ("MURRAY") and MAVRICC MANAGEMENT SYSTEMS, INC. ("MMS").

The parties hereto desire to amend the Data Processing System Use Agreement (the "Agreement") entered into by them with an effective date of September 1, 1993.

In consideration of the mutual covenants and consideration furnished to each other hereunder, the sufficiency of which is acknowledged, the parties agree as follows:

1.       TERM.            The Agreement shall remain in effect through
                          August 31, 1998.

2.       PRICING.         Exhibit A to the Agreement is amended as follows:

                          Commencing on September 1, 1996, the monthly charge for services rendered to active Funds shall be equal to $.91 per account. Postage up to $.32 per piece for four quarterly distribution mailings and postage up to $.55 per piece for the K-1 mailing are included in the monthly charge.

                          The annual charge for Funds that cease to operate as going concerns shall be equal to $1.00 per account so long as MURRAY desires to have the accounts available on-line; such Funds charges shall be invoiced semi-annually rather than monthly as for active Funds.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

WITNESSED:                          MAVRICC MANAGEMENT SYSTEMS, INC.

                                    By:
                                        ---------------------------------------
                                             Kyle C. Kerbawy, Chairman

                                    MURRAY INCOME PROPERTIES I, LTD.
                                    By Murray Realty Investors VIII, Inc.,
                                      General Partner

                                    By:
                                        ---------------------------------------
                                             Mitchell Armstrong, President

                                    MURRAY INCOME PROPERTIES II, LTD.
                                    By Murray Realty Investors IX, Inc.,
                                      General Partner

                                    By:
                                        ---------------------------------------
                                             Mitchell Armstrong, President